                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                               Date of Report: March 4, 2002

                                   Medix Resources, Inc.
                   (Exact name of registrant as specified in its charter)

         Colorado                        0-24768               84-1123311
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)        Identification No.)

      420 Lexington Avenue, Suite 1830 , New York, NY        10170
         (Address of principal executive offices)          (Zip Code)

             Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events.  Press release,  dated March 4, 2002,  announcing  $1,000,000  secured convertible loan to Medix Resouces, Inc.

Exhibits

99.1      Copy of Press Release

99.2        Amended and Restated  Common Stock  Purchase  Warrant,  as amended  February 18,
      2002, issued by Medix to Professional  Claims Services,  Inc (d/b/a Wellpoint Pharmacy
      Management).

99.3  Securities   Purchase   Agreement,   dated  February  19,  2002,   between  Medix  and
      Wellpoint Health Networks Inc.

99.4        General Security  Agreement,  dated February 19, 2002, among Medix,  Cymedix and
      Wellpoint Health Networks Inc.

                                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: March 4, 2002                             By: Gary L. Smith
                                                    Executive Vice President and
                                                     Chief Financial Officer

                                                                    Exhibit 99.1
                             medix.resources, inc.
                       Connecting the world of healthcare

News Release

CONTACT: Gary Smith
(212) 697-2509
(212) 681-9817 (fax)

Andy Brown
(718) 323-7424

                               MEDIX RECEIVES $1MM INVESTMENT
                                      ----------------

     New York, NY, March 4, 2002 - Medix Resources, Inc. (AMEX: MXR), the
healthcare  connectivity  company,  today  announced  that  it had  received  an investment of $1 million by WellPoint  Health Networks Inc. The investment takes the form of a  Secured  Convertible  Promissory  Note and  bears  interest  at a floating rate of Prime Rate + 3% per annum, adjusted from time to time. The Note matures in one year.  The Note may be converted  into common stock at the option of either  WellPoint  or Medix at a  contingent  conversion  price  that will be either (i) the price at which  additional  shares are sold to other investors if
Medix  obtains  written  commitments  for at least an  additional  $4 million by
September  30, 2002,  or (ii) at a price equal to 80% of the  then-current  Fair
Market  Value (as  defined  below)  if Medix is  unable to meet this $4  million target.  "Fair Market Value" is defined as the average of the closing  prices of
Medix common stock for the twenty trading days preceding conversion

     The  loan  is  secured  by the  grant  of a  security  interest  in  Medix'
intellectual  property,  including its patent,  copyrights and  trademarks.  The principal  loan documents  will be filed,  together with this press release,  as exhibits to a Form 8-K to be filed with the SEC.

     The securities  represented by this loan have not been registered under the
Securities  Act of 1933  and may not be  offered  or sold in the  United  States absent  registration or an applicable  exemption from registration  requirement.
Medix also announced that WellPoint  Pharmacy  Management,  the nation's  fourth largest  pharmacy  benefit  company and a wholly owned  subsidiary  of WellPoint
Health Networks Inc, and it have reached agreement on incentive terms for WPM to assist in product  distribution  efforts with Medix and have executed an amended warrant  agreement  setting  forth those  incentives.  The Amended and  Restated
Common  Stock  Purchase  Warrant  will  also  be  filed  as an  exhibit  to  the above-mentioned Form 8-K

About Medix Resources, Inc.

     Medix Resources,  Inc.,  through its wholly owned  subsidiary  Cymedix Lynx
Corporation,  is the  developer  and  provider of the  Cymedix(R)suite  of fully secure  transaction  software  products that enable  communication of high value added clinical,  financial,  and  administrative  healthcare  information  among physician  offices,  hospitals,  health  management  organizations and insurance companies.  Additional  information  about Medix  Resources and its products and services  can be found by  visiting  its Web sites,  WWW.MEDIXRESOURCES.COM  and
WWW.CYMEDIX.COM,  or by  calling  212-697-2509  ext 301.

                                           # # #

Information  in this press  release  contains  forward-looking  statements  that involve risks and  uncertainties  that might adversely affect Medix's  operating results  in the  future to a  material  degree.  Such  risks  and  uncertainties include,  without  limitation,  the ability of Medix to raise capital to finance
the  development  of  its  software   products,   the   effectiveness   and  the
marketability  of those  products,  the  ability of the  Company to protect  its proprietary  information,  and  the  establishment  of  an  efficient  corporate
operating   structure  as  the  Company   grows.   These  and  other  risks  and
uncertainties  are presented in detail in the Company's Form 10-KSB for 2000 and its  Form  10-Q for the  third  quarter  of  2001,  which  were  filed  with the
Securities  and Exchange  Commission  on March 21, 2001,  and November 14, 2001,
respectively. This information is available from the SEC or the Company.